EXHIBIT 10(u)(iii)

                                    AMENDMENT
                                     TO THE
                LIZ CLAIBORNE RETIREMENT INCOME ACCUMULATION PLAN


     The Liz Claiborne Retirement Income Accumulation Plan (the "Plan") is hereby amended effective September 7, 2001 in the following respects:

     1. Section 1.10 is amended by replacing "December 30, 2001" with "December 30, 2004."

     2. Section 2.1 is amended by replacing "2001" with "2003."

     3. Section 3.1.1 is amended by replacing "December 28, 2002" each time it occurs with "January 1, 2005."

     4. Section 3.2 is amended by replacing "December 28, 2002" with "January 1, 2005."

     5. Section 3.3.1 is amended by replacing "December 31, 2000" with "December 31, 2002."

     IN WITNESS WHEREOF, Liz Claiborne, Inc. has caused this instrument to be executed by its duly authorized officer as of the 3rd day of January, 2002.


                               LIZ CLAIBORNE, INC.


                               By:      /s/ Michael Scarpa
                                        -----------------------------------
                                        Name:    Michael Scarpa
                                        Title:   Vice President - Chief
                                        Financial Officer


                               ATTEST:


                                       /s/ Nicholas Rubino
                                        -----------------------------------